Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Trevor Robertson, the President, Chief Executive Officer and Chief Financial Officer of Licont Corp., hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q/A for the period ended March 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q/A for the period ended March 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of Licont, Corp.

Date: September 30, 2014

LICONT CORP.

/s/ Trevor Robertson
Trevor Robertson President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)